MAINSTAY FUNDS TRUST

MainStay MacKay Small Cap Core Fund

(the “Fund”)

Supplement dated February 28, 2021 (“Supplement”) to the
Summary Prospectus and Prospectus, each dated February 28, 2021, as supplemented

Capitalized terms and certain other terms used in this Supplement, unless otherwise defined in this Supplement, have the meanings assigned to them in the Summary Prospectus, Prospectus and SAI.

At meetings held on January 21, January 25 and February 3, 2021, the Board of Trustees (“Board”) of MainStay Funds Trust (“Trust”) considered and approved, among other related proposals: (i) appointing Wellington Management Company LLP (“Wellington”) as the Fund’s subadvisor, and the related subadvisory agreement; (ii) changing the Fund’s name; and (iii) modifying the Fund’s principal investment strategies and investment process.

On or about February 9, 2021, shareholders of the Fund received an information statement containing further information regarding the subadvisor change.

As a result, unless otherwise indicated below, effective on or about March 5, 2021, the following changes will be made to the Summary Prospectus and Prospectus:

1.	Name Change. The name of the Fund is changed to MainStay WMC Small Companies Fund.

2.	Subadvisor Change. References to MacKay Shields LLC (“MacKay”) as Subadvisor to the Fund are replaced by Wellington, as appropriate.

3.	Principal Investment Strategies. The “Principal Investment Strategies” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

The Fund invests, under normal circumstances, at least 80% of its assets (net assets plus any borrowings for investment purposes) in the securities of U.S. companies with market capitalizations at the time of investment that are similar to the market capitalizations of companies within the collective range of the Russell 2000® Index and Russell Microcap Index. As of December 31, 2020, companies in the Russell 2000® Index had market capitalizations ranging from $43 million to $13.4 billion and the Russell Microcap Index had market capitalizations ranging from $16.3 million to $5 billion.

The Fund may also invest up to 10% of its net assets in securities of foreign issuers. Generally, an issuer of a security is considered to be a U.S. issuer based on the issuer's "country of risk," as determined by a third-party service provider such as Bloomberg.

Investment Process: Wellington Management Company LLP, the Fund’s Subadvisor (the “Subadvisor”), seeks to construct a broadly diversified portfolio across sectors and industries using fundamental analysis to identify a universe of undervalued and overvalued securities. The Subadvisor employs a traditional, bottom-up fundamental research approach to identify securities with potential positive inflections in business momentum (i.e., whether a company’s share price is trending up or down) that the Subadvisor believes have the most potential to appreciate, while seeking to limit exposure to risk. The Subadvisor also seeks to minimize the Fund’s exposure to risk by diversifying the Fund’s investments over securities issued across various industries and sectors. The Subadvisor may also give consideration to certain environmental, social, and governance (“ESG”) criteria when evaluating an investment opportunity. The Subadvisor may consider selling a security if valuation and sentiment indicators suggest the inflection point is being embraced and/or fully valued by the market or if the investment thesis is impaired or no longer valid.

4.	Principal Risks. The “Principal Risks” section of the Summary Prospectus and Prospectus is revised as follows:

The “Portfolio Management Risk” is deleted and replaced with the following:

Portfolio Management Risk: The investment strategies, practices and risk analyses used by the Subadvisor may not produce the desired results. The Subadvisor may give consideration to certain ESG criteria when evaluating an investment opportunity. The application of ESG criteria may result in the Fund (i) having exposure to certain securities or industry sectors that are significantly different than the composition of the Fund's benchmark; and (ii) performing differently than other funds and strategies in its peer group that do not take into account ESG criteria or the Fund's benchmark.

Foreign Securities Risk: Investments in foreign (non-U.S.) securities may be riskier than investments in U.S. securities. Foreign regulatory regimes and securities markets can have less stringent investor protections and disclosure standards and less liquid trading markets than U.S. regulatory regimes and securities markets, and can experience political, social and economic developments that may affect the value of the Fund's investments in foreign securities. Foreign securities may also subject the Fund's investments to changes in currency rates. Changes in the value of foreign currencies may make the return on an investment increase or decrease, unrelated to the quality or performance of the investment itself. These risks may be greater with respect to securities of companies that conduct their business activities in emerging markets or whose securities are traded principally in emerging markets.

5.	Past Performance. The “Past Performance” section of the Summary Prospectus and Prospectus is revised to add the following to the end of the third paragraph:

Effective March 5, 2021, the Fund replaced its subadvisor and modified its principal investment strategies. The past performance in the bar chart and table prior to that date reflects the Fund’s prior subadvisor and principal investment strategies.

6.	Management. The “Management” section of the Summary Prospectus and Prospectus is deleted in its entirety and replaced with the following:

New York Life Investment Management LLC serves as the Fund’s Manager. Wellington Management Company LLP serves as the Subadvisor. The individual listed below is primarily responsible for the day-to-day portfolio management of the Fund.

Subadvisor	Portfolio Manager	Portfolio Service Date
Wellington Management Company LLP	Peter W. Carpi, Managing Director	Since March 2021

7.          More About Investment Strategies and Risks. The following is inserted as the fourth bullet to the “ESG Considerations” in the “More About Investment Strategies and Risks” section of the Prospectus:

●	Wellington: Wellington may give consideration to ESG criteria including, but not limited to, climate mitigation and resilience, corporate culture, as well as executive compensation and senior-level succession planning.

8.	Who Manages Your Money? In the section of the Prospectus entitled “Who Manages Your Money?”, the following description of Wellington is added and the existing description of MacKay is amended to remove reference to the Fund:

Wellington Management Company LLP has its principal offices at 280 Congress Street, Boston, MA 02210. As of December 31, 2020, Wellington had over $1 trillion of assets under management.

9.	Portfolio Manager Biographies. The section of the Prospectus entitled “Portfolio Manager Biographies” is amended to include the following biography for Peter W. Carpi, and to delete references to the Fund in the biographies for Migene Kim and Mona Patni. Any and all references to Mses. Kim and Patni are deleted in their entirety.

Peter W. Carpi, CFA	Mr. Carpi is a Managing Director and Portfolio Manager and joined Wellington in 2005. He has 18 years of investment management experience. Mr. Carpi earned his MBA from Stanford University (2005) and his BSE in electrical engineering from the University of Pennsylvania (Moore, 2000). Additionally, he holds the Chartered Financial Analyst designation

Portfolio Transition and Related Expenses. In order to implement the new principal investment strategies and investment process described above, the Fund is expected to experience a high level of portfolio turnover. This portfolio transition period may take a significant amount of time and result in the Fund holding large amounts of uninvested cash. As a result, there may be times when the Fund is not pursuing its investment objective or is not being managed consistent with its investment strategies as stated in the Prospectus. This may impact the Fund’s performance. New York Life Investment Management LLC will bear the direct transaction costs associated with the Fund’s transition. New York Life Investment Management LLC and Wellington will take steps to minimize direct and indirect transaction expenses associated with the Fund transition.

Tax Impact. As mentioned in Portfolio Transition and Related Expense above, the Fund may experience a significant turnover of portfolio holdings and realize significant realized gains which, in accordance with Internal Revenue Service requirements, would be distributed to shareholders as capital gain distributions. These distributions would be paid in December 2021. As of October 31, 2020, the fiscal year end of the Fund, the Fund had net unrealized gains of $13,180,072. The ultimate gain or loss on sale of the underlying securities is determined based upon the sales price which fluctuates daily based upon the stock market. Shareholders should contact their tax advisor to assess the impact of this transition to their overall tax status.

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10.	MAINSTAY WMC SMALL COMPANIES FUND: PRIOR PERFORMANCE OF SIMILAR ACCOUNTS

The performance data for the Wellington Small Companies Composite is provided to illustrate the past performance of Wellington, the MainStay WMC Small Companies Fund’s Subadvisor, in managing all accounts that have an investment objective, strategies and policies substantially similar to the Fund (the “Composite”). You should not consider the performance data as a prediction or an indication of future performance of the Fund or the performance that one might achieve by investing in the Fund. The performance of the Fund may be better or worse than the performance of the Composite due to, among other things, differences in portfolio holdings, sales charges, fees and expenses, asset sizes and cash flows between the Fund and the accounts comprising the Composite. If the performance had been adjusted to reflect the Fund’s fees and expenses, returns would have been lower than those shown.

Wellington has managed discretionary accounts with investment objectives, strategies and policies substantially similar to the investment objective, strategies and policies of the Fund since August 2017. Peter Carpi is the current portfolio manager of the accounts. Since inception of the accounts, no other person played a significant role in achieving the accounts’ performance. The accounts are not registered investment companies and as such are not subject to certain limitations, diversification requirements and other restrictions imposed under the 1940 Act, and the Internal Revenue Code, to which the Fund, as a registered investment company, is subject. If the accounts were subject to all the requirements and limitations applicable to the Fund, the Composite’s performance might have been adversely affected.

The performance of the Composite is compared against the Russell 2000 Index, the Composite’s and the Fund’s primary benchmark. Wellington believes that the Russell 2000 Index aligns with the characteristics of companies in the Fund. The Russell 2000 Index measures the performance of the small-cap segment of the U.S. equity universe. The Russell 2000 Index is unmanaged and it is not possible to invest directly in an index.

The net and gross of fees performance reflect the deduction of all trading expenses and the reinvestment of dividends and other earnings. Net performance is presented after deduction of all fees and expenses, including management fees. Gross of fee performance does not reflect deductions of advisory fees or other expenses that may be incurred in the management of the account.

AS EXPLAINED ABOVE, THE HISTORICAL PERFORMANCE OF THE COMPOSITE IS NOT THAT OF THE FUND, IS NOT A SUBSTITUTE FOR THE FUND’S PERFORMANCE AND IS NOT NECESSARILY INDICATIVE OF ANY FUTURE RESULTS.

The Fund’s actual performance may differ significantly from the past performance of the Composite.

Calendar Year Returns	Performance Net of Fees	Performance Gross of Fees	Russell 2000 Index (Gross)
2020	29.00%	30.14%	19.96%
2019	38.77%	39.99%	25.52%
2018	-12.29%	-11.49%	-11.01%

Annualized Returns as of 12/31/2020
1 Year	29.00%	30.14%	19.96%
2 Years	33.79%	34.98%	22.71%
3 Years	16.23%	17.27%	10.25%
Since Inception (8/31/17)	18.44%	19.50%	12.28%

Note: The Composite is composed of six discretionary accounts. The accounts included in the Composite were valued by third party pricing services throughout the period. The accounts are not registered with the SEC. Performance for the Composite has been calculated in a manner that differs from the performance calculations the SEC requires for registered funds. Composite returns are calculated in compliance with the Global Investment Performance Standards (“GIPS®”) on a trade date basis, and include accrued income and capital gains. The above performance data are provided solely to illustrate the Subadvisor’s experience in managing an investment strategy substantially similar to that of the Fund. Other methods of computing returns may produce different results, and the results for different periods will vary.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.

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